SCHEDULE 14A INFORMATION
              PROXY STATEMENT PURSUANT TO SECTION 14(A)
                OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section240.14a-11(c) or
Section240.14a-12

        Monogenesis Corporation
           (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Registrants)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(1) and 0-11.
   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   4)  Proposed maximum aggregate value of transaction:

   (5)     Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   2)  Form, Schedule or Registration Statement No.:

   3)  Filing Party:

   4)  Date Filed:




                       MONOGENESIS CORPORATION
                        BUSINESS WORKS COMPLEX
                               ROUTE 47
                     WALKER, WEST VIRGINIA 26180

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD OCTOBER 8, 1999

       The Annual Meeting of Shareholders of Monogenesis Corporation ("Monogenesis") will be held at the offices of Monogenesis, at the Business Works Complex, on Route 47, in Walker, West Virginia, October 8, 1999 at 12:30 P.M., E.D.T., to act on the following matters (which are more fully described in the Proxy Statement accompanying this notice):

I.Removal of the restrictions on transfer of Monogenesis Common Shares by amending paragraph 5 of the Certificate of Incorporation of Monogenesis to delete the second to last sentence which reads:
"Common Shares shall not be transferred by the holders thereof without the prior written approval by the board of directors which approval may be withheld in the board's discretion."

II.Election of directors of Monogenesis to serve for a term of one year or until their successors are elected and qualified.

III.Ratification or rejection of George E. Clark, Certified Public Accountant, as the independent public accountant for Monogenesis for the fiscal year ending December 31, 1999.

IV.Such other business as may properly come before the meeting.

       Only shareholders of record as of the close of business on August 26, 1999 are entitled to notice of and to vote at the meeting.

       All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

       If the votes required to approve or reject any proposal or a quorum are not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of holders of a majority of the shares present in person or by proxy at the meeting. The persons named as proxies will vote such proxies as they are entitled to vote in favor of Items 1, 2, and 3 and in favor of such adjournment and will vote against such adjournment those proxies to be voted against Item 1.

September 6, 1999                    P. Bradley Walker, Secretary




       PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY
PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
                       MONOGENESIS CORPORATION

                        Business Works Complex
                               Route 47
                         88 Walker Creek Road
                   Walker, West Virginia 26180-9948

                           PROXY STATEMENT

          Date of Mailing to Shareholders: September 6, 1999
                     For Meeting of Shareholders
                              To Be Held
                 October 8, 1999, 12:30 P.M., E.D.T.


QUESTIONS AND ANSWERS

   Q:   WHAT IS THIS PROXY STATEMENT'S PURPOSE?

   A:   By law, Monogenesis must give its shareholders certain basic information so they can
vote knowledgeably at the annual shareholders meeting.

   Q:   WHO CAN VOTE?

   A:   Holders of Monogenesis Common Shares on August 26, 1999.

   Q:   WHAT AM I VOTING ON?

   A:   The proposed amendment to the Certificate of Incorporation described in this Proxy
Statement, the election of all of our Board of Directors and the ratification or rejection of
the accountant for this year.  You may also vote on any other matter that is properly brought
before the meeting.

   Q:   WHAT IS THE PROXY CARD FOR?

   A:   By completing and signing the Proxy Card, you authorize the individuals named on the
card to vote your shares for you.

   Q:   WHAT IF I SUBMIT A PROXY CARD AND THEN CHANGE MY MIND ON HOW I WANT TO
VOTE?

   A:   No problem. You can revoke your proxy by writing us or by attending the meeting and
casting your vote in person.



   Q:   WHO ARE THE NOMINEES FOR DIRECTORS?

   A:   We have two directors.  All of them are running for re-election.  We describe each
director briefly in this Proxy Statement.

   Q:   WHOM MAY I CALL WITH A QUESTION ABOUT THE ANNUAL MEETING?

             A:      For information please call P. Bradley Walker, Monogenesis'
Secretary, at

INTRODUCTION

THIS SECTION DESCRIBES THE PURPOSE OF THIS PROXY STATEMENT, WHO CAN VOTE AND HOW
TO VOTE.

             PURPOSE.  The Board of Directors of Monogenesis
Corporation is sending you this Proxy Statement in connection with the solicitation of proxies for use at the annual shareholders' meeting to be held on Friday, October 8, 1999, at Monogenesis' offices at the Business Works Complex, Route 47, in Walker, West
Virginia, at 12:30 P.M., West Virginia time (EDT). On the Board's behalf, we ask you to sign and return the enclosed proxy.

             Monogenesis' 1999 Annual Report to Shareholders containing financial and other information about Monogenesis is being furnished to the shareholders of Monogenesis with this Proxy
Statement.

             Beginning on September 6, 1999, we will solicit proxies by mail. Our employees may solicit proxies by mail, phone, fax or in person. We will pay all solicitation costs. We will reimburse banks, brokers, nominees, and other fiduciaries for their reasonable charges and expenses incurred in forwarding our proxy materials to their principals.

             VOTING STOCK.  We have one class of stock, Common
Shares.  On the record date, August 26, 1999, we had outstanding
2032 Common Shares.

             VOTING RIGHTS. If you were a holder of Common Shares on August 26, 1999, and the books of our transfer agent reflect your stock ownership, you may cast one vote for each share recorded in your name. You may vote your shares either in person or by proxy.
To vote by proxy, please mark, date, sign and mail the proxy card we enclosed with this Proxy Statement.



             Giving a proxy will not affect your right to vote your shares if you attend the meeting and want to vote in person. You may revoke a proxy at any time before it is voted, but only if our Secretary receives written notice of your revocation before your proxy is voted. We will vote all shares represented by effective proxies in accordance with the terms stated in the proxy.

             A quorum to conduct business at the meeting consists of one-third of the outstanding shares. However, to amend the Certificate of Incorporation, holders of a majority of the outstanding shares must vote in favor of the amendment. To be elected, a director must receive a majority of the votes present at a meeting at which there is a quorum. Unless otherwise required by law as with an amendment to the Certificate of Incorporation, a majority of the shares represented at the meeting must approve any other matters brought to a vote at the meeting. We will treat shares voted as abstaining as present for determining the number of shares present, but as shares withheld from election of a director and against any other proposition coming before the meeting. If a broker holding your shares in street name indicates to us on a proxy card that he or she lacks discretionary authority to vote your shares, we will not consider your shares as present or voting for any purpose.

ITEM 1.      AMENDMENT OF CERTIFICATE OF INCORPORATION TO REMOVE
             REQUIREMENT THAT THE BOARD OF DIRECTORS APPROVE
             TRANSFERS OF MONOGENESIS COMMON SHARES.

             Unless otherwise instructed, the persons named in the accompanying Proxy intend to vote all proxies for the amendment of the Certificate of Incorporation. The amendment will amend paragraph 5 of the Monogenesis Certificate of Incorporation to delete the second to last sentence which requires the approval of the Monogenesis Board of Directors for the transfer of shares and reads as follows: "Common Shares shall not be transferred by the holders thereof without the prior written approval by the board of directors which approval may be withheld in the board's discretion."

             Initially, management of Monogenesis felt that it was important to limit the types of shareholders that held stock in Monogenesis and control transfers. This position had several bases including the need to restrict transfer to comply with the securities laws governing the exemption from registration under which the distribution was made and the purposes for which Monogenesis was formed. The purpose of the change is to allow a market value to be established for shareholders.

             In order to amend the Certificate of Incorporation to make the change described above, the holders of a majority of the issued and outstanding Common Shares of Monogenesis (as opposed to a majority of the shares present at the meeting) must vote for the amendment in person or by proxy.



ITEM 2.      ELECTION OF DIRECTORS.

             Unless otherwise instructed, the persons named in the accompanying Proxy intend to vote all proxies for the election of Scot D. Walker and Brian P. Westfall to serve for a term of one year or until their successors are elected and qualified. Each of the nominees has consented to his nomination and has agreed to serve if elected. If, however, either of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that either of the nominees will be unavailable for election. If a director is reelected his term will expire in 2000.

             The current directors (who are also the nominees for directors) and officers of Monogenesis are as follows:


Name                      Age Offices Held

*Scot D. Walker            45 President and Director - 1990 to Present
                              Secretary, Treasurer - 1990 to 2/19/93

Brian P. Westfall          34 Director - 10/17/94 to Present (1)

*P. Bradley Walker         40 Secretary, Treasurer - 2/19/93 to Present

       * Brad Walker is an "interested person" of Monogenesis within the meaning of the Investment Company Act of 1940, as amended, because he controls The Walker
               Group, Inc. which owns 25% of the issued and outstanding shares of stock of Monogenesis. Scot
               Walker and Brad Walker are brothers. Scot Walker is also an "interested person."

       (2) Mr. Westfall was appointed a director of Monogenesis to fill the vacancy created by Dale Wilcox's resignation.

       Brief descriptions of the business experience of the directors and officers of Monogenesis follow:

       Scot D. Walker is a financist. In addition to his positions with Monogenesis, Mr. Walker was a partner in Joseph Walker & Sons
Limited Partnership, a business consulting firm, until 1992 and had held such position since 1983. Mr. Walker is currently devoting most of his time to Monogenesis.

       Brian P. Westfall is a specialist in distributed computing.
He is Chairman of the Board of Westfall Computer Specialists, Inc.
and has held that position since the company's formation in 1995.
Prior to that, since 1991, Mr. Westfall was engaged in the same business as a sole proprietorship.



       P. Bradley Walker has been Chairman of the Board of The
Walker Group, Inc., a family holding company, for the past eight years. As Chairman, he managed the investments of The Walker Group, Inc. which primarily consist of the ownership of various financial services companies. Mr. Walker is also President of PBW, Inc. a registered investment advisor. Mr. Walker has also been a consultant to Joseph Walker & Sons, Inc. since 1992. In addition to these positions, he was elected a director of Software Technology, Inc. in March 1996.

       The following table sets forth the security ownership of management and all persons who were beneficial owners of 5% or more of the issued and outstanding stock of Monogenesis on August 26, 1999:


                                  Position     Title of        Number of Shares
Percentage
Name and Address              Held With        Class          Beneficially Owned
of
                              Monogenesis
Class
The Walker Group, Inc.             ------      Common                 510
25%
88 Walker Creek Road
Walker, WV 26180

Scot D. Walker                   President/    Common                 -0-
-0-
Route 9, Box 197                  Director
Parkersburg, WV 26101

P. Bradley Walker                Secretary/    Common               510(1)
25%
Route 2, Box 47                   Treasurer
Walker, WV 26180

Brian P. Westfall                 Director     Common                 -0-
-0-
1030 Market St., Apt. 404
Parkersburg, WV 26101

Directors and Officers             ------      Common               510(1)
25%
As a Group (3 persons)



       (1) The shares listed are the shares owned by The Walker Group, Inc. which is controlled by Brad Walker.

       The Walker Group, Inc., Scot D. Walker, P. Bradley Walker and Brian P. Westfall were subject to Section 16 of the Securities Exchange Act of 1934 during the fiscal year of Monogenesis which ended on December 31, 1998 and management believes that all reports were timely filed during that year.

       The Board of Directors of Monogenesis met or acted through unanimous consent resolutions 28 times during the fiscal year ended December 31, 1998. All directors attended every meeting. No Director received any fee or other compensation for attendance at meetings of the Board of Directors. Monogenesis pays each director $500 for attendance at the annual directors' meeting. No fees are expected to be paid for attendance at other regular or special meetings. The Board does not have an audit, nominating or compensation committee. The Board of Directors will consider nominees recommended by shareholders. Written recommendations of nominees by shareholders may be submitted to the Board at any time.

EXECUTIVE COMPENSATION.

       Monogenesis $26,000 in compensation to officers of Monogenesis in 1998 and $6,000 in the first two quarters of 1999.


ITEM 3.        RATIFICATION OF THE SELECTION OF GEORGE E. CLARK,
               CERTIFIED PUBLIC ACCOUNTANT, AS INDEPENDENT PUBLIC
               ACCOUNTANT FOR MONOGENESIS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

       On August 25, 1999, the Directors, including a majority of the Directors who are not interested persons of Monogenesis, selected George E. Clark, Certified Public Accountant, to be the independent public accountant for Monogenesis for the fiscal year ending December 31, 1999, subject to ratification at this Annual Meeting of Shareholders. George E. Clark, has served as independent public accountants for Monogenesis since its inception. The employment of the accountants is conditioned upon Monogenesis' right by vote of a majority of the outstanding voting securities(1) at any meeting called for the purpose, to terminate such employment without any penalty.
____________________
     1 For purposes of the Investment Company Act of 1940, the vote of a majority of the outstanding securities of Monogenesis means the vote (1) of 67% or more of the voting securities present at the shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of Monogenesis are present or represented by proxy or (2) of more than 50% of the outstanding voting securities of Monogenesis, whichever is less.




        It is not expected that George E. Clark or any representative of his firm will be present at the shareholders' meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION BY THE
SHAREHOLDERS OF GEORGE E. CLARK AS THE INDEPENDENT PUBLIC ACCOUNTANT OF MONOGENESIS.

SHAREHOLDER PROPOSALS

        Monogenesis has not received any shareholder proposals to be considered for presentation at this Annual Shareholders meeting.
Any shareholder who wishes a proposal to be considered for presentation at the next Annual Shareholders Meeting must submit the proposal in writing to Monogenesis Corporation, 88 Walker Creek
Road, Walker, West Virginia 26180-9948, on or before February 1, 2000.

MISCELLANEOUS

        Monogenesis has not entered into any contracts with an investment advisor nor does it expect to enter into any such contracts in the near future.

        The Board of Directors knows of no business to be brought before the meeting, except as mentioned above. However, if any other matter should properly come before the meeting, the persons named in the enclosed form of Proxy intend to vote on such matters in accordance with their best judgment.

        The vote required for election of directors or the approval of any matter brought before the meeting with the exception of the amendment to the Certificate of Incorporation, is a majority of the votes present at the meeting, in person or by proxy, provided that a quorum is present. A quorum is one-third of the outstanding shares of Monogenesis. The vote required to approve the proposed amendment to the Certificate of Incorporation is a majority of the issued and outstanding shares of Monogenesis. Each share represented at the meeting will be entitled to one vote.

        If any shareholder desires additional information about matters proposed for action, management will be glad to hear from them and to provide further information. SHAREHOLDERS ARE URGED TO RETURN THEIR PROXIES PROMPTLY IN ORDER, AMONG OTHER THINGS, TO INSURE ACTION BY A QUORUM AND TO AVOID THE EXPENSE AND BURDEN OF ADDITIONAL SOLICITATIONS.



                                          P. Bradley Walker, Secretary



				MONOGENESIS CORPORATION
                                PROXY
            ANNUAL MEETING OF SHAREHOLDERS OCTOBER 8, 1999

        The undersigned shareholder of Monogenesis Corporation ("Monogenesis") hereby revokes any proxies previously given and appoints Scot D. Walker and Brian P. Westfall, or any one of them, the undersigned's proxies with full power of substitution to vote all shares of stock of Monogenesis which the undersigned is entitled to vote at the Annual Meeting of the shareholders of Monogenesis to be held on October 8, 1999 at 12:30 P.M., E.D.T., and at any adjournment of the meeting. Scot D. Walker and Brian P. Westfall are instructed to vote as indicated on the matters referred to in the Proxy Statement for the meeting, and are authorized to vote and act in their or his discretion on any other matter which may properly come before the meeting or any adjournment. The named Proxies shall represent the undersigned at the meeting of shareholders for the purposes of determining a quorum.

Item 1.        AMENDMENT OF CERTIFICATE OF INCORPORATION TO
               REMOVEFOR  ( )
   REQUIREMENT THAT THE BOARD OF DIRECTORS APPROVE ALL
TRANSFERSAGAINST ( )
   OF MONOGENESIS COMMON SHARES                            ABSTAIN ( )

Item 2.        ELECTION OF DIRECTORS
   FOR all nominees listed below --   ( )    WITHHOLD AUTHORITY to
vote           ( )
    (except as marked to the contrary below)         for all
nominees listed below
       Scot D. Walker and Brian P. Westfall          Scot D. Walker
       and Brian P. Westfall

   INSTRUCTION:  To withhold authority for any individual nominee, write that nominee's name on the space provided here:
   ____________________________________________________________________.

Item 3.        RATIFICATION OF GEORGE E. CLARK, CERTIFIED PUBLIC
               ACCOUNTANT, AS                                  FOR ( )
    INDEPENDENT PUBLIC ACCOUNTANT FOR MONOGENESIS FOR THE  AGAINST ( )
    FISCAL YEAR ENDING DECEMBER 31, 1999                   ABSTAIN ( )


       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED; BUT, IF NO INDICATION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. MANAGEMENT RECOMMENDS A VOTE FOR THE ABOVE MATTERS. THE SECRETARY KNOWS OF NO OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING. HOWEVER, IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, IT IS EXPECTED THAT THE PROXY HOLDERS WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.



       Please sign exactly as name appears on stock certificate. When signing as attorney, personal representative, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

       Dated: ________________, 1999.

                                     (Shareholder)

                              By:

                              Title:
                                     (if applicable)